FS Energy and Power Fund 8-K

Exhibit 10.1

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SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of June 10, 2016 (together with all exhibits and schedules hereto, this “Second Amendment”), is entered into by and between FSEP TERM FUNDING, LLC, a Delaware limited liability company (the “Borrower”), DEUTSCHE BANK AG, NEW YORK BRANCH (“DBNY”) as Administrative Agent (in such capacity, the “Administrative Agent”) and as a lender and each other lender identified on the signature pages hereto (collectively, the “Lenders” and each a “Lender”). Capitalized terms used herein and not otherwise defined herein have the meanings assigned to such terms in the Credit Agreement described below.

RECITALS:

A.

The Borrower, DBNY and the Lenders are parties to an Amended and Restated Credit Agreement dated as of June 11, 2014 by and among the Borrower, DBNY, as Administrative Agent and a Lender and the other Lenders party thereto, as amended pursuant to that First Amendment to Amended and Restated Credit Agreement dated as of June 11, 2015 (the “Credit Agreement” and, the Credit Agreement, as amended by this Second Amendment, the “Amended Credit Agreement”).

B.

The parties hereto desire, among other things, to (i) extend the Scheduled Commitment Termination Date, (ii) modify certain of the terms regarding extensions of credit, (iii) modify certain of the base margin requirements, (iv) increase the interest rate payable with respect to the Loans and (v) decrease the Commitment of a Lender.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1.

Amendment of Credit Agreement.

Effective as of the Second Amendment Closing Date (as defined below), the Credit Agreement is hereby amended as follows:

(a)

Article 2 of the Credit Agreement is hereby amended by adding the following new Section 2.05 thereto immediately following Section 2.04 thereof:

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“Section 2.05 Illegality of Lending. If at any time during the term of this Agreement a Lender (the “Affected Lender”) (a) receives a final, nonappealable order of an applicable court, tribunal or other administrative body of competent jurisdiction or (b) an applicable Governmental Authority otherwise determines pursuant to any applicable law or regulation or interpretative guidance thereof that it is unlawful for the Affected Lender to perform its obligations as contemplated by this Agreement (a “Lending Prohibition”): then (x) the Affected Lender shall promptly notify the Administrative Agent upon becoming aware of that event (which notice shall include a reference to such Lending Prohibition and specify the applicable restrictions contained therein); (y) to the extent required pursuant to the Lending Prohibition, upon Administrative Agent notifying the Borrower (which notice shall include a reference to such Lending Prohibition and specify the applicable restrictions contained therein), the Commitment of the Affected Lender will be immediately cancelled; and (z) to the extent that the Affected Lender’s interest, rights and obligations under the credit facilities provided for herein have not been assigned and assumed by another Lender and solely to the extent that the Obligations owed to such Affected Lender hereunder have been deemed prohibited, the Borrower shall repay such Obligations deemed prohibited that are owing to the Affected Lender (notwithstanding anything to the contrary contained herein, without any prepayment penalty, premium, breakage cost or other cost owed hereunder) solely to the extent required pursuant to the Lending Prohibition within thirty (30) calendar days after the date of the Borrower’s receipt of such notice from Administrative Agent or, if earlier, the date specified by the Affected Lender in the notice delivered to Administrative Agent and by the Administrative Agent to the Borrower (being no earlier than the last day on which such payment may be made pursuant to the Lending Prohibition after giving effect to any applicable grace period permitted thereunder). Notwithstanding anything to the contrary contained in this Agreement (including, without limitation, any pro rata payment provision), any required prepayment pursuant to this Section 2.05 will solely be on account of the outstanding Obligations owed to the Affected Lender and no payment or prepayment shall be required to be made to any other Lender, and the Applicable Percentage shall be reallocated by the Administrative Agent to take into account the cancellation of the Commitment of the Affected Lender. For the avoidance of doubt (but subject to the other terms and conditions contained herein), (x) the Borrower may borrow additional Loans from the other Lenders hereunder to make such prepayment and (y) nothing in this Section 2.05 shall limit the rights of the Administrative Agent and Lenders set forth in Section 2.04 hereof.”

(b)

Section 9.03(a) of the Credit Agreement is hereby deleted and replaced in its entirety with the following:

“(a) Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including email or telecopier communication) and e-mailed, mailed, telecopied or delivered, if to the Borrower, the Administrative Agent or any Lender, at its address specified on Schedule 1 or, at such other address as shall be designated by any party in a written notice to the other parties hereto; provided however that the Administrative Agent or any Lender may request a hard copy of any e-mailed notice or other communication to be sent to it at any specified address. Any notice or communication provided for hereunder shall be deemed to have been given or made (i) as of the date so delivered, if delivered personally or by overnight courier; (ii) on the date a transmission report confirming transmission is generated by the sender’s telecopy machine, if telecopied; (iii) on the date sent, if e-mailed, so long as the sender does not receive a bounce-back message within a reasonable time after delivery; and (iv) five (5) calendar days after mailing if sent by registered or certified mail (except that a notice of change of address shall not be deemed to have been given until actually received by the addressee).”

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(c)

The definitions of “Applicable Margin,” “Commitment Fee,” “Maximum Commitment,” “Scheduled Commitment Termination Date” and “Unused Amount” in Annex I to the Credit Agreement are hereby replaced in their entirety with the following:

““Applicable Margin” means 2.05% per annum.”

“Commitment Fee” means, with respect to each Lender, for each day, the Unused Amount, if any, attributable to such Lender as of such day multiplied by a fraction, the numerator of which is 0.75% and the denominator of which is 360.

““Maximum Commitment” means, (a) at any date of determination prior to the Commitment Termination Date, the lesser of (x) $315,000,000 or (y) such lesser amount remaining following any reduction of the Maximum Commitment in accordance with Section 2.02 (Voluntary Reductions or Termination of the Maximum Commitment) or Section 2.04 (Commitment Reduction and Termination) and (b) on and after the Commitment Termination Date, zero.”

““Scheduled Commitment Termination Date” means June 11, 2017.”

“Unused Amount” means, (a) prior to the Commitment Termination Date, with respect to any Lender, as of any day, the excess of (x) the Commitment of such Lender (taking into account any reductions of such Lender’s Commitment in accordance with Section 2.02 (Voluntary Reductions or Termination of the Maximum Commitment) or Section 2.04 (Commitment Reduction and Termination) over (y) the aggregate principal amount of Loans made by such Lender, if any, outstanding on such day (including Loans made on such day) and (b) following the Commitment Termination Date, zero.

(c)

Annexes II-B-1, II-C-1, II-C-2, II-D-1, and II-E-1 are hereby deleted in their entirety and replaced with Annexes II-B-1, II-C-1, II-C-2, II-D-1, and II-E-1 attached hereto, respectively.

(d)

Schedule 1 of the Credit Agreement is hereby replaced with Schedule 1 hereto.

(e)

The Commitment of each of the Lenders and their Applicable Percentage, shall, from and after the Second Amendment Closing Date, be replaced with the Commitments set forth on its signature page hereto. For the avoidance of doubt, as of the Second Amendment Closing Date, (immediately before giving effect to the Loans, if any, borrowed on the Second Amendment Closing Date), $200,000,000.00 in aggregate principal amount of Tranche A Loans are outstanding.

Section 2.

Conditions Precedent.

It shall be a condition precedent to the effectiveness of Section 1 of this Second Amendment that each of the following conditions is satisfied (the date on which such effectiveness occurs, the “Second Amendment Closing Date”):

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(a)

Agreements. The Administrative Agent shall have received executed counterparts of this Second Amendment and such other documents and instruments requested by the Administrative Agent to be executed in connection therewith duly executed and delivered by an Authorized Representative of the Borrower.

(b)

Evidence of Authority. The Administrative Agent shall have received:

(1)

a certificate of an Authorized Representative of the Borrower and a Responsible Officer (which could be the same person as the Authorized Representative), dated the Second Amendment Closing Date, as to:

(i)

the authority of the Borrower to execute and deliver this Second Amendment and to perform its obligations under the Amended Credit Agreement, the Notes, and each other Credit Document executed by it, in each case as amended by this Second Amendment and each other instrument, agreement or other document to be executed in connection with the transactions contemplated in connection herewith and therewith;

(ii)

the absence of any changes in the Organic Documents of the Borrower since the copies delivered in connection with the closing of the Credit Agreement; and

(2)

such other instruments, agreements or other documents (certified if requested) as the Administrative Agent may reasonably request.

(c)

Officer’s Certificate. The Administrative Agent shall have received a certificate (which may be the same certificate as reference in Section 2(b)(i) above) of an Authorized Representative of the Borrower and a Responsible Officer (which could be the same person as the Authorized Representative), in each case on behalf of the Borrower dated as of the Second Amendment Closing Date, in form and substance reasonably satisfactory to the Administrative Agent (which shall be deemed to have been given under the Credit Agreement), to the effect that, as of such date:

(1)

all conditions set forth in this Section 2 (CONDITIONS PRECEDENT) have been fulfilled;

(2)

all representations and warranties of the Borrower set forth in Article 5 of the Credit Agreement (REPRESENTATIONS AND WARRANTIES) are true and correct in all material respects as if made on the Second Amendment Closing Date (unless expressly made as of a certain date, in which case it shall be true and correct in all material respects as of such date);

(3)

all representations and warranties set forth in each of the Collateral Documents are true and correct in all material respects as if made on the Second Amendment Closing Date (unless expressly made as of a certain date, in which case it shall be true and correct in all material respects as of such date); and

(4)

no Default or Event of Default shall be continuing.

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(d)

Opinion of Counsel. The Administrative Agent shall have received a legal opinion from Dechert LLP, counsel to the Borrower, the Manager and FS Advisor, in form and substance reasonably satisfactory to the Administrative Agent covering such matters as the Administrative Agent may reasonably request.

(e)

Manager Letter. The Administrative Agent shall have received from the Manager a letter in the form of Exhibit A hereto addressed to the Administrative Agent reaffirming all of its obligations under the Manager Letter entered into in connection with the Credit Agreement.

(f)

Equity Owner Letter. The Administrative Agent shall have received from the Equity Owner a letter in the form of Exhibit B hereto addressed to the Administrative Agent reaffirming all of its obligations under the Equity Owner Letter entered into in connection with the Credit Agreement.

(g)

FS Advisor Letter. The Administrative Agent shall have received from FS Advisor a letter in the form of Exhibit C hereto addressed to the Administrative Agent reaffirming all of its obligations under the FS Advisor Letter entered into in connection with the Credit Agreement.

(h)

Closing Fees, Expenses, etc. The Administrative Agent shall have received for its own account, or for the account of the Lenders, as the case may be, all fees, costs and expenses (x) then due and payable to it under or in connection with the Credit Agreement and (y) incurred in connection with negotiating and documenting this Second Amendment. For the avoidance of doubt, (x) the payment of any fees incurred in connection with the entry into this Second Amendment shall not count toward utilization of the limit set forth in clause (x) of the definition of “Administrative Expenses” or toward utilization of any other limit, cap or basket set forth in any Credit Document and (y) any Commitment Fees accrued through the Second Amendment Closing Date shall be paid by the Borrower on the first Payment Date following the Second Amendment Closing Date.

(i)

After giving effect to Section 1 of this Second Amendment and any requested Borrowing on the Second Amendment Closing Date, (1) the aggregate principal amount of all Loans outstanding will not exceed the Maximum Commitment and (2) the Overcollateralization Test is satisfied.

(j)

Satisfactory Legal Form. All limited liability company and other actions or proceedings taken or required to be taken in connection with the transactions contemplated hereby and all agreements, instruments, documents and opinions of counsel executed, submitted, or delivered pursuant to or in connection with this Second Amendment by or on behalf of the Borrower shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel; all certificates and opinions delivered pursuant to this Second Amendment shall be addressed to the Administrative Agent and the Lenders, or the Administrative Agent and the Lenders shall be expressly entitled to rely thereon; the Administrative Agent and its counsel shall have received all information, and such number of counterpart originals or such certified or other copies of such information, as the Administrative Agent or its counsel may reasonably request; and all legal matters incident to the transactions contemplated by this Second Amendment shall be reasonably satisfactory to counsel to the Administrative Agent.

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Section 3.

Miscellaneous.

(a)

GOVERNING LAW. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

(b)

Amendments, Etc. None of the terms of this Second Amendment may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the Borrower and the Administrative Agent (or other applicable party thereto as the case may be), and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

(c)

Severability. If any one or more of the covenants, agreements, provisions or terms of this Second Amendment shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Second Amendment and shall in no way affect the validity or enforceability of the other provisions of this Second Amendment.

(d)

Counterparts. This Second Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

(e)

Successors and Assigns. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

(f)

Captions. The captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Second Amendment.

(g)

Entire Agreement. This Second Amendment constitutes a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall (together with the Amended Credit Agreement and the other Credit Documents) constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all previous oral statements and other writings with respect thereto.

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered as of the day and year first above written.

BORROWER

FSEP TERM FUNDING, LLC
as Borrower

By:	/s/ Gerald F. Stahlecker
Name: Gerald F. Stahlecker
Title: Executive Vice President

ADMINISTRATIVE AGENT:

DEUTSCHE BANK AG, NEW YORK BRANCH
as Administrative Agent

By:	/s/ Miller Brownstein
Name: Miller Brownstein
Title: Director

By:	/s/ Frank Moore
Name: Frank Moore
Title: Director

\	DEUTSCHE BANK AG, NEW YORK BRANCH,
as Lender

	By:	/s/ Miller Brownstein
Name: Miller Brownstein
Title: Director

	By:	/s/ Frank Moore
Name: Frank Moore
Title: Director

The Commitment of Deutsche Bank AG, New York Branch, as Lender, is as follows:

Amount of Commitment	Percentage
$240,000,000	76.1904761905%

STATE STREET BANK AND TRUST COMPANY,
as Lender

By:	/s/ Emma Wallace
Name: Emma Wallace
Title: Managing Director

The Commitment of State Street Bank and Trust Company, as Lender, is as follows:

Amount of Commitment	Percentage
$75,000,000	23.8095238095%